UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 7, 2014

ASIA PACIFIC BOILER CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-176312	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Unit 10 & 11, 26th Floor, Lippo Centre, Tower 2, 89 Queensway Admiralty, Hong Kong
(Address of principal executive offices)

+852-3875-3362
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03           Amendments to Articles of Incorporation Or Bylaws; Change of Year End

On November 6, 2014 Asia Pacific Boiler Corp. changed our fiscal year end to December 31, 2014 from July 30.  Our company will file a Form 10-K for the period ended December 31, 2014 which will cover the transition period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2014

ASIA PACIFIC BOILER CORPORATION

By:	/s/ Yang Chin Leong
Yang Chin Leong (Simon Yang)
Chief Financial Officer, Treasurer, Director

NTON HIA	CERTIFIED PUBLIC ACCOUNTANTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Million Place Investments Limited.

We have audited the balance sheets of Million Place Investment Limited as of December 31, 2013 and 2012 and the related statements of operations and comprehensive loss, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements,  assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2012 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

The financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred an accumulated deficit of $86,953 from inception to December 31, 2013. This raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to this matter are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Anton & Chia, LLP

August 8, 2014

Newport Beach, CA

MILLION PLACE INVESTMENTS LIMITED

BALANCE SHEETS

As of December 31, 2013 and 2012

	December 31,
ASSETS	2013	2012

Investment	$ 2,146,899	$ 2,217,873

TOTAL ASSETS	$ 2,146,899	$ 2,217,873

LIABILITIES AND STOCKHOLDERS' EQUITY

Other payable	$ 300	$ 300

TOTAL LIABILITIES	300	300

STOCKHOLDERS' EQUITY

Common stock, par value $1.00, 50,000 shares authorized, 10,000 shares issued and outstanding at December 31, 2013 and 2012, respectively.	10,000	10,000
Additional paid in capital	2,223,552	2,223,552
Accumulated deficit	(86,953)	(15,979)
Total Stockholders' Equity	2,146,599	2,217,573

TOTAL LIABILITY AND STOCKHOLDERS' EQUITY	$ 2,146,899	$ 2,217,873

The accompanying notes are an integral part of these financial statements

__________________________________________________________________________________

MILLION PLACE INVESTMENTS LIMITED

STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2013 and 2012

	December 31,	December 31,
	2013	2012
Revenue	$-	$-
Cost of revenue	-	-

Gross Profit	-	-

General and Administrative

Operating expense	-	6,579
Total operating expense	-	(6,579)

Loss from operations
Losses on equity method	(70,974)	(9,400)
investment, net

Net Loss	$(70,974)	$(15,979)

Weighted average number of shares - Basic and Diluted	10,000	10,000

Loss per share - Basic and Diluted	$(7.10)	$(1.60)

The accompanying notes are an integral part of these financial statements

__________________________________________________________________________________

MILLION PLACE INVESTMENTS LIMITED

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

For the Years Ended December 31, 2013 and 2012

			Additional		Total
	Common Stock		paid-in	Accumulated	Stockholders'
	Shares	Amount	Capital	deficit	Equity

Shares issued for cash	10,000	$ 10,000	$ -	$ -	$ 10,000
Shareholder contribution	-	-	2,223,552	-	2,223,552
Net loss	-	-	-	(15,979)	(15,979)
Balance, December 31, 2012	10,000	$ 10,000	$ 2,223,552	$ (15,979)	$ 2,217,573
Net loss		-	-	(70,974)	(70,974)
Balance, December 31, 2013	10,000	$ 10,000	$ 2,223,552	$ (86,953)	$ 2,146,599

The accompanying notes are as integral part of these financial statements

_________________________________________________________________________________

MILLION PLACE INVESTMENTS LIMITED

STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2013 and 2012

	December 31, 2013	December 31, 2012
OPERATING ACTIVITIES
Net loss	$ (70,974)	$ (15,979)
Adjustments to reconcile net loss to net cash
used in operating activities
Loss on equity method investment	70,974	9,400

Changes in operating assets and liabilities:
Accrued liabilities	-	300

Net cash used in operating activities	-	(6,279)

FINANCING ACTIVITIES
Proceeds from the issuance of common stock		10,000
Contribution from shareholder for equity investment	-	(3,721)
Net cash provided by financing activities	-	6,279

Net increase in cash	-	-

Cash at beginning of period	-	-

Cash at end of period	$ -	$ -

Supplemental Cash Flow Information
Shareholder contribution for 49% equity investment	$ -	$ 2,227,273

The accompanying notes are an integral part of these financial statements

___________________________________________________________________________

MILLION PLACE INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS

December 31, 2013 and 2012

NOTE 1 – BUSINESS ORGANISATION AND DESCRIPTION

Million Place Investment Limited (the “company”, “we”, or “us”) was incorporated on April 30, 2012 under the laws of the British Virgin Island (BVI) to engage in any lawful corporate undertaking, including but not limited to mergers and acquisitions.

On December 1, 2012, the company purchased from Mr. Gong Chin Ong, the President and CEO of the Company, 14.7 million shares at RMB 1.00 per ordinary share in the share capital of this company, Messrs Inner Mongolia Yulong Pump Production Company Limited (Yulong Pump) thus acquiring an equity interest of 49% into Yulong Pump.

On July xx, 2014, we entered into and closed a share exchange agreement with Million Place Investments Ltd. and the shareholders of Million Place.  Pursuant to the terms of the share exchange agreement, we agreed to acquire all 10,000 of the issued and outstanding shares of Million Place’s common stock in exchange for the issuance by our company of 7,500,000 shares of our common stock to the shareholders of Million Place.  As a result of the acquisition, Million Place became our wholly owned subsidiary and we have adopted its business.

NOTES 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The financial statements and notes are representations of management.

The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments) which are, in the opinion of management, necessary to fairly present the operating results for the respective periods.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of risks

Inner Mongolia Yulong Pump Production Company Limited transacts all of its business in Renminbi (“RMB”), which is not freely convertible into foreign currencies. All foreign exchange transactions continue to take place either through the People’s Bank of China (the “PBOC”) or other banks authorised to buy and sell foreign currencies at the exchange rates quoted by PBOC. Approval of foreign currency payments by the PBOC or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts. The value of the RMB is subject to change as a result of central government policies and international economic and political developments affecting supply and demand in the PRC foreign trading system market.

Foreign currency exchange rate risk

Starting July 21, 2005, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. The depreciation of the U.S. dollar against RMB was approximately 2.38% and 2.55% during the years 2012 and 2013 respectively. While the international reaction to the RMB appreciation has generally been positive, there remains significant international pressure to the PRC government to adopt an even more flexible currency policy, which could result in a further and more significant appreciation of the RMB against the U.S. dollar.

Foreign currency translation

The reporting currency is the U.S. dollars. The functional currency of our major investment in Inner Mongolia Yulong Pump Production Company Limited is in RMB.

Cash and cash equivalent

Cash and cash equivalents include all cash, deposits in banks and other highly liquid investments with initial maturities of three months or less. As of December 31 2013, and 2012, the company does not have any cash or cash equivalents.

Going concern

The accompanying financial statements have been prepared assuming that we will continue as a going concern.  We have not generated any revenue, have suffered losses from investment since our inception and have an accumulated deficit of $86,953 as of December 31, 2013.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classifications of liabilities that might be necessary should we be unable to continue our existence.

 The company's continuation as going concern is dependent on management's ability to develop profitable operations and /or obtain additional financing from its stockholders and /or other third parties.

Investments

The Company has a 49% interest in Yulong Pump, a pump and boiler production company in Inner Mongolia. We use the equity method to account for investments in Inner Mongolia Yulong Pump and Boiler Production Company Limited; accordingly, the results of operations of Yulong Pump are included in equity in earnings of equity method investees on the Company’s statements of operation. Our net income includes the Company’s proportionate share of the net income or loss of Yulong Pump. Our judgment regarding the level of influence over each equity method investment includes considering key factors such as our ownership interest, representation on the board of directors, participation in policy-making decisions and material intercompany transactions.

The  carrying value of the Company’s investment  in Inner Mongolia Yulong Pump Production Company Limited is stated at historical cost of  RMB 14,700,000 ($2,227,273 USD) less its share of loss for Yulong Pump of amount US$86,953 from inception to December 31, 2013.

Income Taxes

We have implemented provisions of ASC 740, Income Taxes (“ASC740”), which clarifies the accounting and disclosure for uncertain positions, as defined. ASC 740 seeks to reduce the diversity in practice associated with certain aspects of the recognition and measurement related to accounting for income taxes. Deferred tax assets and liabilities are recognized for the future consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Valuation allowances are established when it is more likely than not that some or all of the deferred tax assets will not be realized. We adopted the provisions of ASC 740 and have analysed filing positions in each of the jurisdiction where we are required to file income tax returns, as well as all open tax years in these jurisdictions. We have identified the BVI as our “major” tax jurisdiction. Generally we remain subject to BVI examinations of our income tax returns annually.

We believe that our income tax filing positions and deductions will be sustained by an audit and do not anticipate any adjustments that will result in a material change to our financial position. Therefore no reserves for uncertain income tax positions have been recorded pursuant to ASC 740. In addition, we did not record a cumulative effect adjustment related to adoption of ASC 740. Our policy for recording interest and penalties is to record such items as a component of income taxes.

NOTE 3 – RECENTLY ISSUED AND ADOPTED ACCOUNTING PRONOUNCEMENTS

The Company adopted ASU No.2011-04,”Amendments To Achieve Common Fair Value Management and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) of Fair Value Management-Topic 820 (ASU 2-11-04)” ASU 2011-04 represents the converged guidance of the Financial Accounting Standards Board (“FASB”) and the International  Accounting Standards Board (“IASB”) on fair value measurement. A variety of measures are included in the update intended to either clarify existing fair value measurement requirements ,change particular principles requirements for measuring fair value or for disclosing information about fair value measurements. For many of the requirements, the FASB does not intend to change the application of existing requirements under Accounting Standards Codification (“ASC”) Topic 820. Fair Value Measurements ASU 2011-04 was effective for interim and annual periods beginning after December 31 2011. The adoption of this update did not have a material impact on the financial statements and related disclosures.

In February 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-02 “Comprehensive Income (Topic 220)”. Under the amendments in this update, an entity that reports the existence of accumulated other comprehensive income must report the effect of significant reclassifications out of accumulated other comprehensive income on the respective line items in net income, and cross-reference other disclosures if the reclassification is to the balance sheet. The amendments are effective prospectively for reporting periods beginning after December 15, 2013. The adoption of ASU 2013-02 by the Company did not have a material impact on the Company’s financial statements.

In June 2014, the FASB issued ASU 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements. ASU 2014-10 eliminates the distinction of a development stage entity and certain related disclosure requirements, including the elimination of inception-to-date information on the statements of operations, cash flows and stockholders' equity. The amendments in ASU 2014-10 will be effective prospectively for annual reporting periods beginning after December 15, 2014, and interim periods within those annual periods, however early adoption is permitted. The Company adopted ASU 2014-10 during the years ended December 31, 2013 and 2012, thereby no longer presenting or disclosing any information required by Topic 915.

NOTE 4 - INVESTMENT

The carrying value for the Company’s investment  in Inner Mongolia Yulong Pump Production Company Limited is stated at historical cost of  $2,227,273 less its share of loss for Yulong Pump of amount $70,974 and $9,400 for the years ended December 31, 2013 and 2012, respectively.

NOTE 5 – SHAREHOLDERS’ EQUITY

As of December 31, 2013, the Company has authorized to issue a maximum of 50,000 shares of one class with a par value of US $1.00 each.

As of December 31, 2013 and 2012, the Company has 10,000 shares issued and outstanding.

MILLION PLACE INVESTMENTS LIMITED

FINANCIAL STATEMENTS

For The Three Months Ended March 31, 2014

___________________________________________________________________________

MILLION PLACE INVESTMENT LIMITED

FINANCIAL STATEMENTS

Balance Sheet as at March 31, 2014 (Unaudited) and December 31, 2013

Statements of Operations For The Three Months Ended March 31, 2014 and 2013 (Unaudited)

Statements of Cash Flows For The Three Months Ended March 31, 2014 and 2013 (Unaudited)

Notes to Unaudited Financial Statements

MILLION PLACE INVESTMENTS LIMITED BALANCE SHEET As at March 31, 2014

	March 31, 2014	December 31, 2013
ASSETS	(Unaudited)	Audited

Current Assets
Investments, net	$2,143,833	2,146,899
TOTAL ASSETS	$2,143,833	2,146,899

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$300	300
Accounts payable - related party	878	-
TOTAL LIABILITIES	1,178	300

Stockholders’ Equity
Stock issued, $1.00 par value, 10,000 shares issued and outstanding	10,000	10,000
Additional paid in capital	2,223,552	2,223,552
Deficit accumulated	(90,897)	(86,953)

Total Stockholders’ Equity	2,142,655	2,146,599

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,143,833	2,146,899

The accompanying notes are an integral part of these financial statements

______________________________________________________________________

MILLION PLACE INVESTMENTS LIMITED

STATEMENTS OF OPERATIONS

For the Three Months Ended March 31, 2014 and 2013

(Unaudited)

	Three Months Ended March 31,
	2014	2013
Revenue	$-	$-
Cost of goods sold	-	-

Gross profit	-	-

General and administrative	878	6,579
Total operating expenses	878	6,579

Loss from operations	(878)	(6,579)
Losses on equity method investment, net	(3,066)	(2,419)

Net Loss	$(3,944)	$(8,998)

Weighted average number of shares-Basic and Diluted	10,000	10,000
Loss per share-Basic and Diluted	$(0.39)	$(0.90)

The accompanying notes are an integral part of these financial statements

___________________________________________________________________________

MILLION PLACE INVESTMENTS LIMITED

STATEMENTS OF CASH FLOWS

For the Three Months Ended March 31, 2014 and 2013

Unaudited
___________________________________________________________________________

	Three Months Ended March 31,
	2014	2013
OPERATING ACTIVITIES:
Net loss	$(3,944)	(8,998)
Adjustments to reconcile net loss to
net cash used in operating activities:
Loss on equity method investment, net	3,066	2,419
Net cash used in operating activities	(878)	(6,579)

FINANCING ACTIVITIES:
Proceeds from loan from a related party	878	6,579
Net cash provided by financing activities	878	6,579

NET INCREASE/DECREASE IN CASH	-	-
CASH, BEGINNING OF THE PERIOD	-	-

CASH, END OF THE PERIOD	-	-

The accompanying notes are an integral part of these financial statements

MILLION PLACE INVESTMENTS LIMITED
NOTES TO FINANCIAL STATEMENTS
March 31, 2014

NOTE 1 – BUSINESS ORGANISATIONAND DESCRIPTION

Million Place Investment Limited (the “company”, “we”, or “us”) was incorporated on April 30, 2012 under the laws of the British Virgin Island (BVI) to engage in any lawful corporate undertaking, including but not limited to mergers and acquisitions.

On December 1, 2012, the company acquired an equity interest of 49% of Inner Mongolia Yulong Pump Production Company Limited (“Yulong Pump”) by making an investment of $2,227,273 (RMB 14,700,000)

Further on February 14, 2014, the company signed a Letter Of Intent (LOI) with Asia Pacific Boilers Corp, an US listed, OTCBB to sell all of its 49% shareholding in Inner Mongolia Yulong Pump Production Company Limited to Asia Pacific Boilers Corp.

NOTES 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”)

The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments) which are, in the opinion of management, necessary to fairly present the operating results for the respective periods.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of risks

Inner Mongolia Yulong Pump Production Company Limited transacts all its business in Renminbi (“RMB”), which is not freely convertible into foreign currencies. All foreign exchange transactions continue to take place either through the People’s Bank of China (the “PBOC”) or other banks authorised to buy and sell foreign currencies at the exchange rates quoted by PBOC. Approval of foreign currency payments by the PBOC or other institutions requires submitting a payment application form together with suppliers’ invoices , shipping documents and signed contracts. The value of the RMB is subject to change as a result of central government policies and international economic and political developments affecting supply and demand in the PRC foreign trading system market.

 Foreign currency exchange rate risk

Starting July 21, 2005, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. The depreciation of the U.S. dollar against RmMB was approximately 4.53%, 2.38% and 2.55% during the years 2011, 2012, and 2013, respectively. While the international reaction to the RMB appreciation has generally been positive, there remains significant international pressure to the PRC government to adopt an even more flexible currency policy, which could result in a further and more significant appreciation of the RMB against the U.S. dollar.

Foreign currency translation

The reporting currency is the U.S. dollars. The functional currency of our major investment in Inner Mongolia Yulong Pump Production Company Limited is in RMB.

Cash and cash equivalent

Cash and cash equivalents include all cash, deposits in banks and other highly liquid investments with initial maturities of three months or less. As of March 31, 2014 and December 31, 2013, the Company does not have any cash or cash equivalents.

Going concern

The accompanying financial statements have been prepared assuming that we will continue as a going concern. We have not generated any revenue, have suffered losses from investment since our inception and have an accumulated deficit of $90,897 as of March 31, 2014. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or classifications of liabilities that might be necessary should we be unable to continue our existence.

The Company’s continuation as a going concern is dependent on management’s ability to develop profitable operations and/or obtain additional financing from its stockholders and/or other third parties.

Investments

The Company has a 49% interest in Yulong Pump, a pump and boiler production company in Inner Mongolia since December 1, 2012. We use the equity method to account for investments in Yulong Pump; accordingly, the results of operations of Yulong Pump are included in equity in earnings of equity method investees on the Company’s statements of operation. Our results of operations include the Company’s proportionate share of the net income or loss of Yulong Pump. Our judgment regarding the level of influence over each equity method investment includes considering key factors such as our ownership interest, representation on the board of directors, participation in policy-making decisions and material intercompany transactions.

As of March 31, 2014. the carrying value of the Company’s investment in Yulong Pump amounted to $2,143,833 which equals historical cost of $2,227,273 (RMB 14,700,000) less its share of loss for Yulong Pump of amount $83,440 from inception to March 31, 2014.

 Recently Issued Accounting Pronouncements

In June 2014, the FASB issued ASU 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements. ASU 2014-10 eliminates the distinction of a development stage entity and certain related disclosure requirements, including the elimination of inception-to-date information on the statements of operations, cash flows and stockholders' equity. The amendments in ASU 2014-10 will be effective prospectively for annual reporting periods beginning after December 15, 2014, and interim periods within those annual periods, however early adoption is permitted. The Company adopted ASU 2014-10 during the quarter ended March 31, 2014, thereby no longer presenting or disclosing any information required by Topic 915.

NOTE 3 – INVESTMENT

As of March 31, 2014. the carrying value of the Company’s investment in Yulong Pump amounted to $2,143,833 which equals historical cost of $2,227,273 (RMB 14,700,000) less its share of loss for Yulong Pump of amount $83,440 from inception to March 31, 2014.

NOTE 4 – SHAREHOLDERS’ EQUITY

As of March 31, 2014, the Company has authorized to issue a maximum of 50,000 shares of one class with a par value of US $1.00 each.

As of March 31, 2014, the Company has 10,000 shares issued and outstanding.

INNER MONGOLIA YULONG PUMP AND BOILER PRODUCTION COMPANY LIMITED

FINANCIAL STATEMENTS

December 31, 2013 and 2012

INNER MONGOLIA YULONG PUMP PRODUCTION AND BOILER PRODUCTION COMPANY LIMITED

Report of Independent Registered Public Accounting Firm
Balance Sheets as at December 31 2013 and 2012
Statements of Operations and Comprehensive Loss for the Years Ended December 31, 2013 and 2012
Statements of Stockholders’ Equity for the Years Ended December 31 2013 and 2012
Statements of Cash Flows for the Years Ended December 31 2013, and 2012
Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Inner Mongolia Yulong Pump & Boiler Production Company Limited.

We have audited the balance sheets of Inner Mongolia Yulong Pump & Boiler Production Company Limited (the “Company”) as of December 31, 2013 and 2012 and the related statements of operations and comprehensive loss, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2012 and the result of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

The financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred an accumulated deficit of $2,903,311 from inception to December 31, 2013. This raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to this matter are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Anton & Chia, LLP

August 8, 2014

Newport Beach, CA

INNER MONGOLIA YULONG PUMP PRODUCTION AND BOILER PRODUCTION COMPANY LIMITED
BALANCE SHEETS

ASSETS
Current assets
Cash	$944	$	$ 3,443
Inventory	210,268		201,500
Prepaid expense	11,304		-
Other receivebles-related pary	1,183,015		1,263,496
Total current assets	$1,405,532		$1,468,439

Non-current assets
Construction in process	31,114,083		-
Plant and equipment, net	250,059		256,547
Land use right, net	90,190		88,959
Total non-current assets	31,454,333		345,506
Total assets	$32,859,865		$1,813,945
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	1,130		1,083
Total current liabilities	1,130		1,083

Total liabilities	1,130		1,083

Stockholders' equity
Paid in capital, 30,000,000 shares of common voting stock authorized at par value of $0.13946, issued and outstanding as of December 31, 2013 and 2012	4,183,800		4,183,800
Additional paid in capital	30,782,044		-
Statutory reserves	109,260		109,260
Accumulated deficit	(2,903,311)		(2,758,466)
Accumulated other comprehensive income	686,942		278,268

Total stockholders' equity	32,858,735		1,812,862
Total liabilities and stockholders' equity	32,859,865		1,813,945

The accompanying notes are an integral part of these financial statements

INNER MONGOLIA YULONG PUMP PRODUCTION AND BOILER PRODUCTION COMPANY LIMITED
STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	For the Year Ended December 31,
	2013	2012
Revenue	-	$4,351
Cost of goods sold	-	1,495

Gross Profit	-	2,856

Operating expenses
General and administrative	144,845	22,039

Total operating expense	144,845	22,039

Loss from operation	(144,845)	(19,183)

Loss before income taxes	(144,845)	(19,183)

Income taxes	-	-

Net loss	(144,845)	$ (19,183)

Other comprehensive income/(loss)
Foreign currency translation adjustments	408,674	13,876

Comprehensive income/(loss)	263,829	$(5,307)

Weighted average number of shares-Basic and diluted	30,000,000	30,000,000

Loss per share-Basic and Diluted	0.01	$(0.00)

The accompanying notes are an integral part of these financial statements

INNER MONGOLIA YULONG PUMP PRODUCTION AND BOILER PRODUCTION COMPANY LIMITED
STATEMENTS OF STOCKHOLDERS' EQUITY

					Accumulated
					Other
	Common	Paid-in	Statutory	Accumulated	Comprehensive	Total
	Stok	Capital	Reserves	Dificit	Loss
Balance, December 31, 2011	30,000,000	$ 4,183,800	$ 109,260	$ (2,739,283)	$ 264,392	$ 1,818,169
Net loss	-	-	-	(19,183)	-	(19,183)
Foreign currency translation adjustment					13,876	13,876
Balance, December 31, 2012	30,000,000	$ 4,183,800	$ 109,260	$ (2,758,466)	$ 278,268	$ 1,812,862
Increase in registered capital	-	30,782,044	-	-	-	30,782,044
Net loss	-	-	-	(144,845)	-	(144,845)
Foreign currency translation adjustment	-	-	-	-	408,674	408,674
Balance, December 31, 2013	30,000,000	$ 34,965,844	$ 109,260	$ (2,903,311)	$ 686,942	$ 32,858,735

The accompanying notes are an integral part of these financial statements

INNER MONGOLIA YULONG PUMP PRODUCTION AND BOILER PRODUCTION COMPANY LIMITED
STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,
	2013	2012
Operating activities:
Net loss	$(144,845)	$(19,183)
Adjustments to reconcile net loss to
net cash used in operating activities:
Depreciation and amortization expenses	19,980	19,433
Other payables	-	1,083
Prepaid expense	(11,132)	-
Net cash used in/(provided) by operating activities	(135,996)	1,333

Investing activities
Loan to related party	-	(282,725)
Construction in process	(31,114,083)	-
Receipts from related party	135,460	237,450
Net cash used in investing activities	(30,978,623)	(45,275)

Financing activities:
Proceed from increase in registered capital	30,782,044	-
Net cash provided by financing activities	30,782,044	-

Effects of exchange rate change in cash	330,077	358

Net decrease in cash	(2,499)	(43,584)
Cash, beginning of the period	3,443	47,027

Cash, end of the period	$944	$3,443

The accompanying notes are an integral part of these financial statements

 NOTE 1 – BUSINESS ORGANIZATION AND DESCRIPTION

Inner Mongolia Yulong Pump & Boiler Production Company Limited (the "Company," “We,” or “Us.”)  was incorporated on 6th  October 1998 under the laws of the Peoples Republic Of China to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions.

In 2008, the Company transformed itself from a local resident China company to a foreign joint venture company with Million Place Investment Limited of the British Virgin Islands (“BVI”). As a result, the Company has become an entity with the status of a foreign joint venture company with registered capital of Rmb 30 million, which consists of 30 million shares of authorized, issued and outstanding voting common stock with a par value of Rmb 1.0 per share.

Further in 2013, the Company applied to the Foreign Investment Committee of Inner Mongolia Autonomous Region to raise the registered capital from RMB 30 million to RMB 600 million. This was approved in November 2013. During the year 2013, the Company already raised RMB 188,355,325 ($31,114,083 USD) as a contribution to the Company from Mr. Qin, the President and CEO.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”).

The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments) which are, in the opinion of management, necessary to fairly present the operating results for the respective periods.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of risks

Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash, trade receivables and advances to suppliers. As of December 31, 2013 and December 31st 2012, with respect to trade receivables and advances to suppliers, the Company extends credit based on evaluations of the customers' and suppliers' financial position and business history with the Company. The Company generally is required to make advances to supplier

Currency convertibility risk

Inner Mongolia Yulong Pump & Boiler Production Company Limited transacts all of its business in Renminbi (“RMB”), which is not freely convertible into foreign currencies. All foreign exchange transactions continue to take place either through the People’s Bank of China (the “PBOC”) or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the PBOC. Approval of foreign currency payments by the PBOC or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts. The value of the RMB is subject to change as a result of central government policies and international economic and political developments affecting supply and demand in the PRC foreign exchange trading system market.

Foreign currency exchange rate risk

Starting July 21, 2005, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. The depreciation of the U.S. dollar against RMB was approximately 2.38% and 2.55% during the years 2012 and 2013, respectively. While the international reaction to the RMB appreciation has generally been positive, there remains significant international pressure on the PRC government to adopt an even more flexible currency policy, which could result in a further and more significant appreciation of the RMB against the U.S. dollar.

Foreign currency translation and other comprehensive income

The reporting currency of the company is the US dollar. The Company uses the local currency, Renminbi (RMB), as its functional currency. Assets and liabilities are translated at the unified exchange rate as quoted by the Peoples’ Bank of China at the end of the period. The statement of operations accounts are translated at the average translation rates and the equity accounts are translated at historical rates. Translation adjustments resulting from this process are included in accumulated other comprehensive income in the statement of equity. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Translation adjustments included in the accumulated other comprehensive income amounted to $408,674 and $13,876 as of December 31 2013 and 2012, respectively. The balance sheet amounts, with the exception of equity at December 31 2013 and 2012 were translated at 6.2 RMB and 6.31 RMB to $1 USD, respectively. Cash flows are also translated at average translation rates for the periods, therefore, amounts reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

The PRC government imposes significant restrictions on fund transfer out of PRC that are not related to business operations. These restrictions have not had a material impact on the Company because it has not engaged in any significant transactions that are subject to the restrictions.

Financial instruments

The accounting standards regarding fair value of financial instruments and related fair value measurements defines financial instruments and requires disclosure of the fair value of financial instruments held by the Company.

The accounting standards define fair value, establish a three-level valuation hierarchy for disclosures of fair value measurement and enhance disclosure requirements for fair value measures. The three levels are defined as follow:

•         Level 1- inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•         Level 2- inputs to the valuation methodology include quote price for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.

•         Level 3- inputs to the valuation methodology are unobservable and significant to the fair value.

The Company considers the carrying amount of cash, accounts receivable, other receivables, accounts payable and accrued liabilities, to approximate their fair values because of the short period of time between the origination of such instruments and their expected realization. For short term loans and other payables, the Company concluded the carrying values are a reasonable estimate of fair values because of the short period of time between the origination and repayment and as their stated interest rates approximate current rates available.

Cash and cash equivalents

Cash and cash equivalents include all cash, deposits in banks and other highly liquid maturities of three months or less. As of December 31, 2013, and 2012, all of our cash was denominated in RMB and was partially held on hand. RMB is not freely convertible into foreign currencies and the remittance of these funds out of PRC is subject to exchange control restrictions imposed by the PRC government. As of December 31 2013 and 2012, the Company did not have any cash equivalents.

Inventory

Inventory is stated at the lower of cost or market. Cost is determined on a weighted average basis. The Company estimates net realizable value based on intended use, current market value and inventory aging analysis. The Company writes down the inventory for estimated obsolescence or unmarketable inventory equal to the difference between the cost of the inventory and the estimated market value based upon assumptions about the future demand and market conditions.

Construction in process

The Company purchased three levels of real property in a building, and the total acquisition cost of the purchase recorded as construction in process.

Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation. Cost represents the purchase price of the assets and other costs incurred to bring the asset into its existing use. Depreciation is provided on a straight line basis over the assets’ estimated useful lives with no salvage value. The useful lives are as follows:

•         Building and improvements: 10-40 Years

•         Machinery:10-30 Years

•         Other equipment: 5 Years

•         Transportation equipment: 5 Years

Maintenance or repairs are charged to expenses as incurred. Upon sale or disposition, the historically recorded asset cost and accumulated depreciation are removed from the accounts and the net amount less proceeds from disposal is charged or credited to other income/expenses.

Land use rights

All land in the PRC is owned by the government. However, the grants “land use rights “. The Company acquired land use rights in 1998 for a total of $131,985 (RMB 799,000). The land use rights are for 50 years and expire in 2048. The Company amortizes the land use rights over the fifty-year term.

Impairment of long-lived assets

We evaluate long-lived assets for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will impact the future use of the assets) indicate their net book value may not be recoverable. When these events occur, we compare the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amount. Impairment, if any, is based on the excess of the carrying amount over the fair value, based on market value when available, or discounted expected cash flows, of those assets and is recorded in the period in which the determination is made. There can be no assurance, however, that market conditions will not change or demand for the Company’s products will continue. Either of these could result in the future impairment of long-lived assets.

Revenue recognition

Sales revenue is recognized at the date of shipment to customers when formal arrangement exists, the price is fixed or determinable, the delivery is completed, the Company has no other significant obligations and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are recorded as customer deposits. Sales revenue represents the invoiced value of goods, net of value-added tax (VAT).All of the Company’s products sold in the PRC are subject to a Chinese value-added tax at a rate of 14% or 17% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing the finished goods.

Allowance for sales returns

On a case-by-case basis, we accept returns of products from our customers, without restocking charges, when they can demonstrate an acceptable cause for the return. Requests by a distributor to return products purchased for its own inventory generally are not included under this policy. We will, on a case-by-case basis, accept returns for products upon payment for a restocking fee, which is generally 10% of the net sales price. We will not accept returns of any products that were special-ordered by a customer or that otherwise are not generally included in our inventory. There was no allowance for sales returns reserved at December 31, 2013 and 2012.

Cost of revenue

Cost of revenue consists primarily of the purchase price of pump products and content sold by us, inbound shipping charges, and packing supplies. Shipping charges to receive products from our suppliers are included in inventory cost, and recognized as “cost of revenue” upon the sale of products to our customers. Payment processing and related transaction costs including those associated with seller transactions are classified in “selling expenses” on our consolidated statements of operations. Any write downs of inventory to lower of cost or market value are also recorded in cost of revenue.

Income taxes

We have implemented certain provisions of ASC 740, Income Taxes (“ASC 740”), which clarifies the accounting and disclosure for uncertain tax positions, as defined. ASC 740 seeks to reduce the diversity in practice associated with certain aspects of the recognition and measurement related to accounting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Valuation allowances are established when it is more likely than not that some or all of the deferred tax assets will not be realized. We adopted the provisions of ASC 740 and have analyzed filing positions in each PRC jurisdictions where we are required to file income tax returns, as well as all open tax years in these jurisdictions. We have identified the PRC as our “major” tax jurisdiction. Generally, we remain subject to PRC examination of our income tax returns annually.

We believe that our income tax positions and deductions will be sustained by an audit and do not anticipate any adjustments that will result in a material change to our financial position. Therefore, no reserves for uncertain income tax positions have been recorded pursuant to ASC 740. In addition, we did not record a cumulative effect adjustment, related to the adoption of ASC 740. Our policy for recording interest and penalties associated with income-based tax audits is to record such items as a component of income taxes.

Comprehensive loss

Comprehensive loss is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SC 220, Comprehensive Income requires that all items are required to be recognized under current accounting standards as components of comprehensive loss are reported in a financial statement that is displayed with the same prominence as other financial statements. For the periods presented, the Company’s comprehensive loss includes net loss and foreign currency translation adjustments and is presented in the statements of operations and comprehensive loss.

Going concern

The Company has sustained accumulative loss of $2,903,311 since inception. The Company’s continuation as a going concern is dependent on management’s ability to develop profitable operations, and/or obtain additional financing from its stockholders and/or other third parties. However, there is no assurance of such development or additional funding being available.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3 – RECENTLY ISSUED AND ADOPTED ACCOUNTING PRONOUCEMENTS

In July 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-11 “Income Taxes (Topic 740). The objective of the amendments in this Update is to eliminate the diversity in practice relative to financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The amendments are effective prospectively for reporting periods beginning after December 15, 2013.  The Company does not believe the adoption of ASU 2013-011 will have a material impact on the Company’s financial statements.

In March 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-05 “Foreign Currency Matters (Topic 830). The objective of the amendments in this Update is to resolve the diversity in practice about whether Subtopic 810-10, Consolidation-Overall, or Subtopic 830-30, Foreign Currency Matters, applies to the release of the cumulative translation adjustment into net income when a parent either sells a part or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business within a foreign entity. The amendments are effective prospectively for reporting periods beginning after December 15, 2013.  The Company does not believe the adoption of ASU 2013-02 will have a material impact on the Company’s financial statements.

In February 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-02 “Comprehensive Income (Topic 220)”. Under the amendments in this update, an entity that reports the existence of accumulated other comprehensive income must report the effect of significant reclassifications out of accumulated other comprehensive income on the respective line items in net income, and cross-reference other disclosures if the reclassification is to the balance sheet. The amendments are effective prospectively for reporting periods beginning after December 15, 2013.  The adoption of ASU 2013-02 by the Company did not have a material impact on the Company’s financial statements.

In July 2012, the FASB issued Accounting Standards Update (“ASU”) 2012-02 “Intangibles-Goodwill and Other (Topic 350) Testing Goodwill for Impairment”. Under the amendments in this Update, an entity has the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying amount in accordance with Subtopic 350-30. An entity also has the option to bypass the qualitative assessment for any indefinite-lived intangible asset in any period and proceed directly to performing the quantitative impairment test. An entity will be able to resume performing the qualitative assessment in any subsequent period. The amendments are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted. The adoption of ASU 2012-02 by the Company did not have a material impact on the Company’s financial statements.

In December 2011, the FASB issued Accounting Standards Update (“ASU") 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. The amendments in this Update require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. This guidance is effective for interim and annual periods beginning after January 1, 2013. The adoption of ASU 2011-08 by the Company did not have a material impact on the Company’s financial statements.

NOTE 4 – INVENTORY, NET

Inventory consisted of the following at December 31:

	2013	2012
Finished goods	$ 210,268	$ 201,500
Less: Reserve for obsolescence	-	-
Inventory, net	$ 210,268	$ 201,500

NOTE 5 – PLANT AND EQUIPMENT, NET

Plant and equipment consisted of the following at December 31:

	2013	2012
Buildings	$ 529,537	$ 507,456
Less: Accumulated depreciation	(279,478)	(250,909)
	$ 250,059	$ 256,547

Depreciation expenses for the years ended December 31, 2013 and 2012 were $17,340 and 16,905, respectively.

NOTE 6 – LAND USE RIGHTS, NET

Land use rights as of December 31, 2013 and 2012 amounted to $131,985 and $126,482, net of accumulated amortization of $41,795 and $37,523.

Amortization expenses for the years ended December 31, 2013 and December 31, 2012 were $2,640 and $2,528, respectively.

The Company has used 50 years as the useful life in compliance with the rule of the land use right in China published on May 19, 1990 (the twentieth rule), which 50 years for industrial uses.

NOTE 7 – STOCKHOLDERS’ EQUITY

The Company is an entity with status of foreign joint venture company with a registered capital of RMB 30 million, which consisted of 30 million shares of authorized, issued and outstanding voting common stock with a par value of RMB 1.0 per share. As of December 31, 2013 and 2012, the registered capital was fully paid-in.

As of December 31, 2013, Mr. Qin, the president and CEO of the Company has contributed additional capital of RMB 188,355,325 ($30,782,044USD) to purchase three levels of property in a building for future operating use; the property is recorded as construction in process.

NOTE 8 – RELATED PARTY TRANSACTIONS

a) Related party

Name of related parties	Relationship with the Company
Director Mr. Qin, Xiu San	Management and member of the board of directors

b) The Company had the following related party transactions at December 31:

	2013	2012
Advances to director Mr. Qin	$ 1,183,015	$ 1,263,496

NOTE 9– INCOME TAXES

People’s Republic of China

The Company is subject to PRC tax laws. Prior to January 1, 2008, PRC enterprise income tax (“EIT”) was generally assessed at the rate of 33% of taxable income. In March 2007, a new enterprise income tax law (the “New EIT Law”) in the PRC was enacted which was effective on January 1, 2008. The New EIT Law generally applies a uniform 25% EIT rate to both foreign invested enterprises and domestic enterprises.

NOTE 10 – CAPITAL COMMITMENT

To further prepare for the major expansion plan to construct a new boiler and pump production factories, the company had applied to the Foreign Investment Committee of Inner Mongolia Autonomous Region to increase its paid in capital from RMB 30 million to RMB 600 million. This application was granted and approved on November 27, 2013.

INNER MONGOLIA YULONG PUMP PRODUCTION COMPANY LIMITED

FINANCIAL STATEMENTS

For the Period Ended

March 31, 2014

Balance Sheets
Statements of Operations and Comprehensive Loss
Statements of Cash Flows
Notes to Financial Statements

INNER MONGOLIA YULONG PUMP PRODUCTION COMPANY LIMITED
BALANCE SHEETS
AS OF MARCH 31, 2014 AND DECEMBER 31, 2013

	March 31,	December 31,
	2014	2013
ASSETS	(Unaudited)	(Audited)

Current Assets
Cash	$231	944
Inventories, net	204,765	210,268
Prepaid expenses	11,009	11,305
Other receivable-related party	1,151,537	1,183,015
Total current assets	1,367,542	1,405,532
Non-Current Assets
Construction in process	30,299,744	31,114,084
Plant and equipment, net	239,217	250,059
Land use right, net	87,187	90,190
Total non-current assets	30,626,148	31,454,333

Total Assets	$31,993,690	32,859,865
LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Other payables	1,100	1,130

Total current liabilities	1,100	1,130

Total liabilities	1,100	1,130
Stockholders' Equity
Paid in capital, 30,000,000 shares of common voting stock authorized at par value of $0.13946, issued and outstanding as of March 31, 2014 and December 31, 2013	4,183,800	4,183,800
Additional Paid in Capital	30,782,044	30,782,044
Statutory reserves	109,260	109,260
Accumulated deficit	(2,909,569)	(2,903,311)
Accumulated other comprehensive income	(172,945)	686,942

Total stockholders' Equity	31,992,590	32,858,735
Total liabilities and stockholders' equity	$31,993,690	32,859,865

The accompanying notes are an integral part of these financial statements

INNER MONGOLIA YULONG PUMP PRODUCTION COMPANY LIMITED
STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE THREE MONTHS PERIOD ENDED MARCH 31, 2013 AND 2014

UNAUDITED

	Three Months Ended March 31,
	2014	2013
Revenue	$-	$-
Cost of goods sold	-	-

Gross profit	-	-
Other expense	3	-
General and administrative	6,255	4,937
Total operating expenses	6,258	4,937

Loss from operations	$(6,258)	(4,937)

Net Loss	$(6,258)	(4,937)

Other comprehensive loss
Foreign currency translation adjustments	(859,887)	(587,563)

Comprehensive loss	(866,145)	(592,500)

Weighted average number of shares-Basic and Diluted	30,000,000	30,000,000
Loss per share-Basic and Diluted	$(0.03)	(0.02)

The accompanying notes are an integral part of these financial statements

INNER MONGOLIA YULONG PUMP PRODUCTION COMPANY PRIVATE LIMITED

STATEMENTS OF CASH FLOWS

FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2013 AND 2014

UNAUDITED

	Three Months Ended March 31,
	2014	2013
OPERATING ACTIVITIES:
Net loss	$(6,258)	$(4,937)
Adjustments to reconcile net loss to
net cash used in operating activities:
Depreciation and amortization expenses	5,032	4,937
Other receivable	515	-
Net cash provided by operating activities	(711)	-

FINANCING ACTIVITIES:
Proceed from increase in registered capital	-	-
Net cash provided by financing activities	-	-

Effects of exchange rate change in cash	(2)	-

NET DECREASE IN CASH	(713)	-
CASH, BEGINNING OF THE PERIOD	944	3,502

CASH, END OF THE PERIOD	231	$3,502

The accompanying notes are an integral part of these financial statements

INNER MONGOLIA YULONG PUMP PRODUCTION COMPANY LIMITED

Notes to Financial Statements
March 31 2014

NOTE 1 – BUSINESS ORGANIZATION AND DESCRIPTION

Inner Mongolia Yulong Pump Production Company Limited (the "Company," “We,” or “Us.”)  was incorporated on  October 6, 1998, under the laws of the Peoples Republic Of China to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions.

In 2008, the Company transformed itself from a local resident China company to a foreign joint venture company with Million Place Investment Limited of the British Virgin Islands (“BVI”). As a result, the Company has become an entity with the status of a foreign joint venture company with registered capital of RMB 30 million, which consists of 30 million shares of authorized, issued and outstanding voting common stock with a par value of RMB 1.0 per share (USD $0.13946 per share).

Further during the year, the Company applied to the Foreign Investment Committee of Inner Mongolia Autonomous Region to raise the registered capital from RMB 30 million to RMB 600 million. This was approved in November 2013, but has not been fully implemented as of March 31, 2014, the Company has received additional capital of RMB 30,782,044 for their property purchase as of March 31, 2014.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”).

The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments) which are, in the opinion of management, necessary to fairly present the operating results for the respective periods.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of risks

Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash, trade receivables and advances to suppliers. As of March 31, 2014 and December 31, 2013, with respect to trade receivables and advances to suppliers, the Company extends credit based on evaluations of the customers' and suppliers' financial position and business history with the Company. The Company generally is required to make advances to suppliers.

Currency convertibility risk

Inner Mongolia Yulong Pump Production Company Limited transacts all of its business in Renminbi (“RMB”), which is not freely convertible into foreign currencies. All foreign exchange transactions continue to take place either through the People’s Bank of China (the “PBOC”) or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the PBOC. Approval of foreign currency payments by the PBOC or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts. The value of the RMB is subject to change as a result of central government policies and international economic and political developments affecting supply and demand in the PRC foreign exchange trading system market.

Foreign currency exchange rate risk

Starting July 21, 2005, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. The depreciation of the U.S. dollar against RMB was approximately 4.53%, 2.38%, and 6.05% during the years 2011, 2012, and 2013, respectively. While the international reaction to the RMB appreciation has generally been positive, there remains significant international pressure on the PRC government to adopt an even more flexible currency policy, which could result in a further and more significant appreciation of the RMB against the U.S. dollar.

Foreign currency translation and other comprehensive income

The reporting currency of the company is the US dollar. The Company uses the local currency, Renminbi (RMB), as its functional currency. Assets and liabilities are translated at the unified exchange rate as quoted by the Peoples’ Bank of China at the end of the period. The statement of operations accounts are translated at the average translation rates and the equity accounts are translated at historical rates. Translation adjustments resulting from this process are included in accumulated other comprehensive income in the statement of equity. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Translation adjustments included in the accumulated other comprehensive income amounted to $(859,887) and $(587,563) for the three months ended March 31, 2014 and 2013, respectively. The balance sheet amounts, with the exception of equity at March 31, 2014 and December 31, 2013, were translated at 6.2 RMB and 6.31 RMB to $1.00 USD respectively. Cash flows are also translated at average translation rates for the periods, therefore, amounts reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

The PRC government imposes significant restrictions on fund transfer out of PRC that are not related to business operations. These restrictions have not had a material impact on the Company because it has not engaged in any significant transactions that are subject to the restrictions.

Cash and cash equivalents

Cash and cash equivalents include all cash, deposits in banks and other highly liquid maturities of three months or less. As of March 31, 2014, all of our cash was denominated in RMB and was partially held on hand. RMB is not freely convertible into foreign currencies and the remittance of these funds out of PRC is subject to exchange control restrictions imposed by the PRC government. As of March 31, 2014, and December 31, 2013, the Company did not have any cash equivalents.

Inventory

Inventory is stated at the lower of cost or market. Cost is determined on a weighted average basis. The Company estimates net realizable value based on intended use, current market value and inventory aging analysis. The Company writes down the inventory for estimated obsolescence or unmarketable inventory equal to the difference between the cost of the inventory and the estimated market value based upon assumptions about the future demand and market conditions. The amount presented in the accompanying balance sheet is $204,765 and $210,268 at March 31, 2014 and December 31, 2013 respectively.

Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation. Cost represents the purchase price of the assets and other costs incurred to bring the asset into its existing use. Depreciation is provided on a straight line basis over the assets’ estimated useful lives with no salvage value. The useful lives are as follows:

•         Building and improvements:  10-40 Years

•         Machinery: 10-30 Years

•         Other equipment:  5 Years

•         Transportation equipment: 5 Years

Maintenance or repairs are charged to expenses as incurred. Upon sale or disposition, the historically recorded asset cost and accumulated depreciation are removed from the accounts and the net amount less proceeds from disposal is charged or credited to other income/expenses.

 Construction in process

The Company purchased three levels of real property in a commercial building, and the total acquisition cost of the purchase is recorded as construction in process.

Land use rights

All land in the PRC is owned by the government. However, the grants “land use rights “. The Company acquired land use rights in 1998 for a total of $126,000 (RMB 799,000). The land use rights are for 50 years and expire in 2048. The Company amortizes the land use rights over the fifty-year term. The amortization expense for the three months ended March 31, 2014 and 2013 are $655 and $642, respectively.

Impairment of long-lived assets

We evaluate long-lived assets for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will impact the future use of the assets) indicate their net book value may not be recoverable. When these events occur, we compare the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amount. Impairment, if any, is based on the excess of the carrying amount over the fair value, and based on market value when available, or discounted expected cash flows, of those assets and is recorded in the period in which the determination is made. There can be no assurance however, that market conditions will not change or demand for the Company’s products will continue. Either of these could result in the future impairment of long-lived assets.

Income taxes

We have implemented certain provisions of ASC 740, Income Taxes (“ASC 740”), which clarifies the accounting and disclosure for uncertain tax positions, as defined. ASC 740 seeks to reduce the diversity in practice associated with certain aspects of the recognition and measurement related to accounting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Valuation allowances are established when it is more likely than not that some or all of the deferred tax assets will not be realized. We adopted the provisions of ASC 740 and have analyzed filing positions in each PRC jurisdictions where we are required to file income tax returns, as well as all open tax years in these jurisdictions. We have identified the PRC as our “major” tax jurisdiction. the PRC tax law provides a (3-5 years) statute of limitation and the Company’s income tax returns are subject to examination by tax authorities during that period. All penalties and interest are expensed as incurred. For the three months ended March 31, 2014 and 2013, there were no penalties and interest.

Comprehensive loss